UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2020

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)
300 First Stamford Place, 5th Floor
Stamford, CT 06902
(Address of principal executive offices, including zip code)
(Registrant’s telephone number, including area code):(203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EGLE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 19, 2020, Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). There were a total of 76,749,822 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 69,354,209 shares of Common Stock, constituting a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, were represented at the Annual Meeting either in person or by proxy, and accordingly a quorum was present. At the Annual Meeting, the Company’s shareholders voted on the following matters and cast their votes as described below.

1. The following persons were elected as directors of the Company to serve until the Company’s 2021 Annual Meeting of Shareholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal, by the following number of votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul M. Leand, Jr.	56,002,609	5,436,665	7,914,935
Randee E. Day	60,985,227	454,047	7,914,935
Justin A. Knowles	61,217,127	222,147	7,914,935
Bart Veldhuizen	56,181,758	5,257,516	7,914,935
Gary Vogel	61,225,639	213,635	7,914,935
Gary Weston	56,185,691	5,253,583	7,914,935

2. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2020 was approved by the following number of votes:

Votes For	Votes Against	Abstentions
68,618,947	678,010	57,252

3. The compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting, was approved, on an advisory, non-binding basis, by the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,823,765	10,599,644	2,015,865	7,914,935

4. The approval of an amendment to Article FOURTH of the Third Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of Common Stock by a ratio of between 1-for-5 and 1-for-20, inclusive, was approved by the following number of votes:

Votes For	Votes Against	Abstentions
59,588,274	9,672,108	93,827

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: June 19, 2020	By:	/s/ Frank De Costanzo
	Name:	Frank De Costanzo
	Title:	Chief Financial Officer